EXHIBIT 10(a)(iii)
                                                              ------------------

THIS AMENDING AGREEMENT is made the 6th day of MARCH 2003

BETWEEN

(1) HARSCO FINANCE B.V. (a. company incorporated in The Netherlands) and HARSCO INVESTMENT LIMITED (registered number 03985379) (each a "BORROWER" and together the "BORROWERS");

(2) HARSCO CORPORATION (a corporation incorporated in the State of Delaware) (the "GUARANTOR"); and

(3) THE ROYAL BANK OF SCOTLAND PLC acting as agent FOR NATIONAL WESTMINISTER BANK PLC (the "LENDER")


WHEREAS

(A) The Lender, the Borrowers and the Guarantor entered into a US$50,000,000 credit facility dated 15 December 2000, as amended by a side letter dated 19 December 2001, (the "FACILITY AGREEMENT"); and

(B) The Lender, the Borrowers and the Guarantor have agreed to make certain amendments to the Facility Agreement.

NOW IT IS AGREED as follows:

1.       AMENDMENTS

With effect from the Effective Date the following amendments shall be made to the Facility Agreement:

1.1 The definition of "COMMITMENT" in Clause 1.1 of the Facility Agreement shall be deleted in its entirety and replaced with:

"COMMITMENT" means US$25,000,000, to the extent not cancelled, reduced or transferred by the Lender under this Agreement.

1.2 In the definition of "FINAL MATURITY DATE" in Clause 1.1 of the Facility Agreement sub clause (a) shall be deleted in its entirety and replaced with:

(a) in relation to a Revolving Loan not converted into a Term Loan pursuant to Clause 7.2 (Term-Out), 13 December 2003 or, if extended in accordance with Clause 7.3 (Extension), the date provided for in Clause 7.3 (Extension); or

1.3 The definition of "MARGIN" in Clause 1.1 of the Facility Agreement shall be deleted in its entirety and replaced with:

"MARGINS" means:

(a) during any period on or before any exercise of the Term-Out Option under Clause 7.2, 0.425 per cent. per annum; and
(b) during any period after execise of the Term-Out Option under Clause 7.2, 0.675 per cent. per annum.

1.4        Clause 7.2(b)(i) shall be deleted in its entirety and replaced with:

(i) the date to which the Final Maturity Date for each Term Loan converted from a Revolving Loan is to be extended, which date shall be no later than 13 December 2004;

1.5        Clause 7.2(b)(iv) shall be deleted in its entirety and replaced with:

(iv) the Final Maturity Date for any further Term Loan requested, which date shall be no later than 13 December 2004.

1.6        Clause 19.6 shall be deleted in its entirety and replaced with:

Harsco Fiance B.V. qualifies as a credit institution (kredietinstelling) as defined in the Dutch 1992 Act on the Supervision of the Credit System (Wet toezicht kredietwezen 1992). Harsco Finance B.V. also qualifies as a finance company (financieringsmaatschappij) which term is used by the Dutch Central Bank in the context of such Dutch 1992 Act on the Supervision of the Credit System (Wet toezicht kredietwezen 1992), and is on that basis exempt from supervision by the Dutch Central Bank as arranged for in such Act, in accordance with the Exemption Regulation pursuant to the Dutch 1992 Act on the Supervision of the Credit System, date 26 June 2002 (Vrijstellingsregeling Wtk 1992, Stcrt. 2002,
120).

1.7      Clause 19.11 shall be deleted in its entirety and replaced with:

The report on Form 10-K for the period ending December 31, 2001, and the Report on Form 10-Q for the period ending September 30, 2002, filed by the Guarantor with the U S Securities and Exchange Commission are the most current 10-K and 10-Q financial statements, and fairly represent in all material respects the Guarator's financial position at those dates.

2.       EFFECTIVE DATE

The Effective Date shall be the date the Lender confirms it has received, in form and substance satisfactory to it:

2.1 a copy, certified a true and up to date copy by the Secretary of Harsco Investment Limited of a resolution of its board of directors approving the execution and delivery of this Amending Agreement and the performance of the obligations hereunder and authorising a person or persons (specified by name) on behalf of it to sign and deliver this Amending Agreement and any other documents to be delivered by it pursuant hereto and to give all notices which may be required to be given on its behalf hereunder;

2.2 a copy of this Amending Agreement signed by the Borrowers and the Guarantor; and

2.3 written confirmation from Boekel De Neree lawyes confirming that their legal opinion dated 22 December 2000 provided in respect of Harsco Finance N.V. remains valid.

3.       FEES

The Guarantor must pay to the Lender a fee of US$35,000.

4.       REPRESENTATIONS AND WARRANTIES

The Repeating Representations and Warranties set our in Clause 19.20 of the Facility Agreement shall be deemed repeated by the Borrowers and the Guarantor on the date of the Amending Agreement with reference to the facts and circumstances then existing.

5.       MISCELLANEOUS

5.1 All capitalised terms not otherwise defined herein shall have the meaning ascribed to them in the Facility Agreement.

5.2 All other terms and conditions of the Facility Agreement remain the same.

5.3 This Amending Agreement shall be governed by and construed in accordance with the laws of England and the parties hereto submit to the jurisdiction of the English courts.

SIGNED FOR AND ON BEHALF OF:-

THE LENDER

By:  /s/ Timothy Moores

Address:  135 Bishopsgate London

Attention:


HARSCO FINANCE B.V.

By:  /s/ Salvatore D. Fazzolari

Address:   Wenckebachstraat 1, 1951 JZ Velsen-Noord
           Postbus 83, 1970 AB Ijmudien, Netherlands
Attention:  Financial Manager


HARSCO INVESTMENT LIMITED

By:  /s/ Salvatore D. Fazzolari

Address:   Harsco House, Regent Park, 299 Kingston Road
           Leatherhead, Surrey KT22 7SG
Attention: G. T. Goulding


HARSCO CORPORATION

By:  /s/ Salvatore D. Fazzolari

Address:   350 Poplar Church Road, P.O. Box 8888
           Camp Hill, Pennsylvania 17011, USA
Attention: R. G. Yocum